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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 1999

AMERICAN GENERAL FINANCE CORPORATION

(Exact Name of Registrant as Specified in Charter)

 Indiana                                                                           1-6155                                              35-0416090

(State or Other                                                       (Commission File                              (IRS Employer

Jurisdiction of                                                                Number)                                      Identification

Incorporation)                                                                                                                                      No.)

601 N.W. Second Street, Evansville, IN 47708

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (812) 424-8031

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Item 5. Other Events.

           On October 28, 1999, American General Finance Corporation (the "Company") issued an Earnings Release announcing certain unaudited financial results of the Company for the three- and nine-month periods ended September 30, 1999.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                 (c)       Exhibits. The following Exhibit is filed as part of this Report:

                             Exhibit

                              Number             Description

                              99                       Earnings Release issued by American General Finance Corporation on October 28, 1999 regarding certain of its unaudited financial results for the three- and nine-month periods ended September 30,

                                                          1999.

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SIGNATURE

                               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                 AMERICAN GENERAL FINANCE CORPORATION

Dated:  October 29, 1999                                                      By:  /s/ GEORGE W. SCHMIDT

                                                                                                          George W. Schmidt

                                                                                                          Controller and Assistant Secretary

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EXHIBIT INDEX

Exhibit

Number              Description

99                        Earnings Release issued by American General Finance Corporation on October 28, 1999 regarding certain of its unaudited financial results for the three- and nine-month periods ended September 30, 1999.